Note 1. Operations and Summary of Significant Accounting Policies: Intangible Assets, Policy (Policies)	12 Months Ended
Dec. 31, 2015
Policies
Intangible Assets, Policy

H.        Intangible Assets – Intangible assets are comprised of patent costs, territory rights and customer licenses/contracts amortized on a straight line basis over their estimated useful lives (ranging from 18 months to 17 years).  Amortization expense amounted to $-0- in 2015 and $7,941 in 2014.

During 2014, the Company determined the fair value of the intangible assets were less than the amount reflected in the balance sheet, and recorded a non-cash impairment charge of $42,653 to reduce the carrying value of these assets to their estimated fair value of zero.  The reason for the impairment of intangible assets in the third quarter of 2014 was primarily due to declines in revenue associated with these assets.